Response for N-SAR SUB-ITEM 77Q3 (a) (i):
As of May 23, 2003, an evaluation was
performed under the supervision and with the
participation of the Registrant's management,
including the President (Principal Executive
Officer) and Treasurer (Principal Financial
Officer), of the effectiveness of the design
and operation of the Registrant's disclosure
controls and procedures.  Based on that
evaluation, the Registrant's management,
including the President and Treasurer,
concluded that the Registrant's disclosure
controls and procedures were effective as of
May 23, 2003.
Response for N-SAR SUB-ITEM 77Q3 (a) (ii):
There have been no significant changes in the
Registrant's internal controls or in other
factors that could significantly affect
internal controls subsequent to May 23, 2003
Response for N-SAR SUB-ITEM 77Q3 (a) (iii):
CERTIFICATIONS
I, Marie K. Karpinski, certify that:
1. I have reviewed this report on Form N-SAR
of Legg Mason Investors Trust, Inc.;
2. Based on my knowledge, this report does
not contain any untrue statement of a
material fact or omit to state a material
fact necessary to make the statements made,
in light of the circumstances under which
such statements were made, not misleading
with respect to the period covered by this
report;
3. Based on my knowledge, the financial
information included in this report, and the
financial statements on which the financial
information is based, fairly present in all
material respects the financial condition,
results of operations, changes in net assets,
and cash flows (if the financial statements
are required to include a statement of cash
flows) of the registrant as of, and for, the
periods presented in this report;
4. The registrant's other certifying officers
and I are responsible for establishing and
maintaining disclosure controls and
procedures (as defined in rule 30a-2(c) under
the Investment Company Act) for the
registrant and have:
a) designed such disclosure controls and
procedures to ensure that material
information relating to the registrant,
including its consolidated subsidiaries, is
made known to us by others within those
entities, particularly during the period in
which this report is being prepared;
b) evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days prior
to the filing date of this report (the
"Evaluation Date"); and
c) presented in this report our conclusions
about the effectiveness of the disclosure
controls and procedures based on our
evaluation as of the Evaluation Date;
5. The registrant's other certifying officers
and I have disclosed, based on our most
recent evaluation, to the registrant's
auditors and the audit committee of the
registrant's board of directors (or persons
performing the equivalent functions):
a) all significant deficiencies in the design
or operation of internal controls which could
adversely affect the registrant's ability to
record, process, summarize, and report
financial data and have identified for the
registrant's auditors any material weaknesses
in internal controls; and
b) any fraud, whether or not material, that
involves management or other employees who
have a significant role in the registrant's
internal controls; and
6. The registrant's other certifying officers
and I have indicated in this report whether
or not there were significant changes in
internal controls or in other factors that
could significantly affect internal controls
subsequent to the date of our most recent
evaluation, including any corrective actions
with regard to significant deficiencies and
material weaknesses.
Date: May 29, 2003
/s/
Marie
K.
Karpi
nski
Marie
K.
Karpi
nski
Vice
Presi
dent
&
Treas
urer
(b) Furnish any other information required to
be included as an exhibit pursuant to such
rules and regulations as the Commission may
prescribe.

Response for N-SAR SUB-ITEM 77Q3 (a) (i):
As of May 23, 2003, an evaluation was
performed under the supervision and with the
participation of the Registrant's management,
including the President (Principal Executive
Officer) and Treasurer (Principal Financial
Officer), of the effectiveness of the design
and operation of the Registrant's disclosure
controls and procedures.  Based on that
evaluation, the Registrant's management,
including the President and Treasurer,
concluded that the Registrant's disclosure
controls and procedures were effective as of
May 23, 2003.
Response for N-SAR SUB-ITEM 77Q3 (a) (ii):
There have been no significant changes in the
Registrant's internal controls or in other
factors that could significantly affect
internal controls subsequent to May 23, 2003
Response for N-SAR SUB-ITEM 77Q3 (a) (iii):
CERTIFICATIONS
I, Mark R. Fetting, certify that:
1. I have reviewed this report on Form N-SAR
of Legg Mason Investors Trust, Inc.;
2. Based on my knowledge, this report does
not contain any untrue statement of a
material fact or omit to state a material
fact necessary to make the statements made,
in light of the circumstances under which
such statements were made, not misleading
with respect to the period covered by this
report;
3. Based on my knowledge, the financial
information included in this report, and the
financial statements on which the financial
information is based, fairly present in all
material respects the financial condition,
results of operations, changes in net assets,
and cash flows (if the financial statements
are required to include a statement of cash
flows) of the registrant as of, and for, the
periods presented in this report;
4. The registrant's other certifying officers
and I are responsible for establishing and
maintaining disclosure controls and
procedures (as defined in rule 30a-2(c) under
the Investment Company Act) for the
registrant and have:
a) designed such disclosure controls and
procedures to ensure that material
information relating to the registrant,
including its consolidated subsidiaries, is
made known to us by others within those
entities, particularly during the period in
which this report is being prepared;
b) evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days prior
to the filing date of this report (the
"Evaluation Date"); and
c) presented in this report our conclusions
about the effectiveness of the disclosure
controls and procedures based on our
evaluation as of the Evaluation Date;
5. The registrant's other certifying officers
and I have disclosed, based on our most
recent evaluation, to the registrant's
auditors and the audit committee of the
registrant's board of directors (or persons
performing the equivalent functions):
a) all significant deficiencies in the design
or operation of internal controls which could
adversely affect the registrant's ability to
record, process, summarize, and report
financial data and have identified for the
registrant's auditors any material weaknesses
in internal controls; and
b) any fraud, whether or not material, that
involves management or other employees who
have a significant role in the registrant's
internal controls; and
6. The registrant's other certifying officers
and I have indicated in this report whether
or not there were significant changes in
internal controls or in other factors that
could significantly affect internal controls
subsequent to the date of our most recent
evaluation, including any corrective actions
with regard to significant deficiencies and
material weaknesses.
Date: May 29, 2003
/s/
Mark
R.
Fetti
ng
Mark
R.
Fetti
ng
Presi
dent
(b) Furnish any other information required to
be included as an exhibit pursuant to such
rules and regulations as the Commission may
prescribe.